UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number 811-21462

Tortoise Energy Infrastructure Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Diane Bono
P. Bradley Adams
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: August 31, 2018

Tortoise Energy Infrastructure Corporation
Schedule of Investments (unaudited)
August 31, 2018

	Shares	Fair Value
Master Limited Partnerships — 139.1%(1)
Crude Oil Pipelines — 27.6%(1)
United States — 27.6%(1)
Andeavor Logistics LP	3,435,751	$166,908,784
BP Midstream Partners LP	585,168	11,545,365
Enbridge Energy Partners, L.P.	6,001,215	67,573,681
PBF Logistics LP	541,901	11,569,586
Plains All American Pipeline, L.P.(2)	5,058,264	132,121,856
Shell Midstream Partners, L.P.	1,071,403	23,967,285
		413,686,557
Natural Gas/Natural Gas Liquids Pipelines — 42.0%(1)
United States — 42.0%(1)
Dominion Energy Midstream
Partners, LP	914,075	14,990,830
Energy Transfer Partners, L.P.(2)	11,642,117	262,529,739
Enterprise Products Partners L.P.	5,768,276	164,972,693
EQT Midstream Partners, LP	2,333,551	133,385,775
Spectra Energy Partners, LP	1,403,292	53,268,964
		629,148,001
Natural Gas Gathering/Processing — 23.5%(1)
United States — 23.5%(1)
Antero Midstream Partners LP	2,530,696	74,073,472
DCP Midstream, LP	961,916	39,640,558
EnLink Midstream Partners, LP	4,469,701	79,560,678
Noble Midstream Partners LP	272,732	11,945,662
Western Gas Equity Partners, LP	350,416	11,865,086
Western Gas Partners, LP	2,776,231	135,618,884
		352,704,340
Refined Product Pipelines — 46.0%(1)
United States — 46.0%(1)
Buckeye Partners, L.P.	2,496,735	88,034,876
Buckeye Partners, L.P.(3)(4)(5)	553,870	18,842,657
Holly Energy Partners, L.P.	3,011,130	87,202,325
Magellan Midstream Partners, L.P.	2,617,844	178,667,853
MPLX LP	4,478,227	158,842,712
NuStar Energy L.P.	1,365,641	37,800,943
Phillips 66 Partners LP	1,530,570	78,763,132
Valero Energy Partners LP	1,180,378	42,245,729
		690,400,227
Total Master Limited Partnerships
(Cost $1,771,451,627)		2,085,939,125

Common Stock — 17.9%(1)
Natural Gas Gathering/Processing — 7.0%(1)
United States — 7.0%(1)
The Williams Companies, Inc.	3,555,046	105,193,811
Natural Gas/Natural Gas Liquids Pipelines — 10.9%(1)
United States — 10.9%(1)
ONEOK, Inc.(2)	734,248	48,394,285
Tallgrass Energy, LP	4,655,166	114,470,532
		162,864,817
Total Common Stock
(Cost $249,465,748)		268,058,628

	Shares	Fair Value
Preferred Stock — 2.9%(1)
Crude Oil Pipelines — 0.4%(1)
United States — 0.4%(1)
SemGroup Corporation, 7.000%(3)(5)(6)	6,277	$6,333,842
Natural Gas/Natural Gas Liquids Pipelines — 0.8%(1)
United States — 0.8%(1)
Crestwood Equity Partners LP, 9.25%	1,326,835	12,737,616
Natural Gas Gathering/Processing — 1.7%(1)
United States — 1.7%(1)
Targa Resources Corp., 9.500%(3)(5)	21,758	25,072,589
Total Preferred Stock
(Cost $36,470,886)		44,144,047

Private Investments — 2.9%(1)
Natural Gas/Natural Gas Liquids Pipelines — 1.6%(1)
United States — 1.6%(1)
MTP Energy KMAA LLC(3)(5)	N/A	23,808,297
Renewables — 1.3%(1)
United States — 1.3%(1)
Tortoise HoldCo II, LLC(3)(5)(7)	N/A	19,630,926
Total Private Investments
(Cost $53,782,927)		43,439,223

Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Invesco Government & Agency Portfolio — Institutional Class,
1.85%(8) (Cost $292,691)	292,691	292,691
Total Investments — 162.8%(1)
(Cost $2,111,463,879)		2,441,873,714
Interest Rate Swap Contracts — 0.0%(1)
$15,000,000 notional — net unrealized appreciation		96,313
Total Value of Options Written
(Premiums received $384,575) — (0.0)%(1)		(82,467)
Other Assets and Liabilities — 0.6%(1)		9,189,114
Deferred Tax Liability — (17.0)%(1)		(255,310,145)
Credit Facility Borrowings — (9.4)%(1)		(140,800,000)
Senior Notes — (26.0)%(1)		(390,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (11.0)%(1)		(165,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$1,499,966,529

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Restricted securities have a total fair value of $93,688,311, which represents 6.2% of net assets.
(4)	Security distributions are paid-in-kind. Rate determined by dividing the cash value of a distribution declared by Buckeye Partners, L.P. by a 12.5% discount to the average VWAP of Buckeye Partners, L.P. shares for the ten consecutive trading days prior to the ex-dividend date.
(5)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures.
(6)	Security distributions are paid-in-kind. Cash value of the 7.0% coupon is added to the liquidation preference of the preferred stock.
(7)	Deemed to be an affiliate of the fund.
(8)	Rate indicated is the current yield as of August 31, 2018.

Schedule of Interest Rate Swap Contracts (unaudited)
August 31, 2018

			Fixed Rate	Floating Rate
	Maturity	Notional	Paid by	Received by	Unrealized
Counterparty	Date	Amount	TYG	TYG	Appreciation
The Bank of Nova Scotia	09/02/2018	$5,000,000	1.815%	1-month U.S. Dollar LIBOR	$1,180
The Bank of Nova Scotia	09/02/2021	10,000,000	2.381%	1-month U.S. Dollar LIBOR	95,133
		$15,000,000			$96,313

Schedule of Options Written (unaudited)
August 31, 2018

Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
Energy Transfer Partners, L.P.	September 2018	$24.00	10,500	$25,200,000	$(63,000)
ONEOK, Inc.	September 2018	71.00	1,686	11,970,600	(12,646)
Plains All American Pipeline, L.P.	September 2018	28.75	7,000	20,125,000	(6,341)
Plains All American Pipeline, L.P.	September 2018	29.00	96	278,400	(480)
Total Value of Call Options Written (Premiums received $384,575)				$57,574,000	$(82,467)

Various inputs are used in determining the fair value of the Company’s investments and financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 — significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of August 31, 2018. These assets and liabilities are measured on a recurring basis.

Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Master Limited Partnerships(a)	$2,067,096,468	$—	$18,842,657	$2,085,939,125
Common Stock(a)	268,058,628	—	—	268,058,628
Preferred Stock(a)	12,737,616	—	31,406,431	44,144,047
Private Investments(a)	—	—	43,439,223	43,439,223
Short-Term Investment(b)	292,691	—	—	292,691
Total Investments	$2,348,185,403	$—	$93,688,311	$2,441,873,714
Interest Rate Swap Contracts	—	96,313	—	96,313
Total Assets	$2,348,185,403	$96,313	$93,688,311	$2,441,970,027
Liabilities
Written Call Options	$76,126	$6,341	$—	$82,467

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

The Company utilizes the beginning of reporting period method for determining transfers between levels. During the period ended August 31, 2018, Phillips 66 Partners LP common units held by the Company in the amount of $27,160,073 were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of Phillips 66 Partners LP. There were no other transfers between levels for the Funds during the period ended August 31, 2018.

Security Valuation
In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Company primarily owns securities that are listed on a securities exchange or are traded in the over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. These securities are categorized as Level 1 in the fair value hierarchy.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity. Unobservable inputs reflect the Company’s own beliefs about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs is developed based on the best information available in the circumstances, which might include the Fund’s own data. The Company’s own data are adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If no sales are reported on any exchange on the measurement date, exchange-traded options are valued at the mean between the most recent high bid and most recent low asked prices obtained as of the closing of the exchanges on which the option is traded. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

The Company generally values debt securities at evaluated bid prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates market value.

Interest rate swap contracts are valued by using industry-accepted models, which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

The following tables present the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended August 31, 2018:

Master Limited Partnerships and Related Companies
Balance — beginning of period	$—
Purchases	23,177,027
Return of capital	(1,318,340)
Sales	(30)
Total realized gain/loss	(6)
Change in unrealized gain/loss	(3,015,994)
Balance — end of period	$18,842,657

Preferred Stock
Balance — beginning of period	$23,396,034
Purchases	6,277,000
Return of capital	(1,666,355)
Sales	—
Total realized gain/loss	—
Change in unrealized gain/loss	3,399,752
Balance — end of period	$31,406,431

Private Investments
Balance — beginning of period	$25,886,172
Purchases	28,065,572
Return of capital	(9,199,170)
Sales	—
Total realized gain/loss	—
Change in unrealized gain/loss	(1,313,351)
Balance — end of period	$43,439,223

Change in unrealized gain/loss on
investments still held at August 31, 2018	$(929,593)

Certain of the Company’s investments are restricted and are valued as determined in accordance with fair value procedures. The carrying value per unit of unrestricted common units of Buckeye Partners, L.P. was $44.43 on March 2, 2018, the date of the purchase agreement and the date an enforceable right to acquire the restricted Buckeye Partners, L.P. units was obtained by the Company. The following table shows the principal amount or shares, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at August 31, 2018.

						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Buckeye Partners, L.P.	Master Limited Partnership	553,870	03/02/18-08/10/18	$23,177,027	$18,842,657	1.2%
SemGroup Corporation,
7.000%	Preferred Stock	6,277	01/19/18	6,277,000	6,333,842	0.4
Targa Resources Corp.,
9.500%	Preferred Stock	21,758	03/16/16	19,265,393	25,072,589	1.7
MTP Energy KMAA LLC	Private Investment	N/A	06/29/18	22,555,779	23,808,297	1.6
Tortoise HoldCo II, LLC	Private Investment	N/A	08/18/17-08/31/18	31,227,148	19,630,926	1.3
				$102,501,347	$93,688,311	6.2%

Affiliated Company Transactions

A summary of the transactions in affiliated companies during the period ended August 31, 2018 is as follows:

						8/31/18		Net Change
	11/30/17	Gross	Gross	Realized	Distributions	Share	8/31/18	in Unrealized
Investment Security	Share Balance	Additions	Reductions	Gain/(Loss)	Received	Balance	Value	Depreciation
Tortoise HoldCo II, LLC	N/A	$5,509,793	$9,199,170	—	$250,000	N/A	$19,630,926	$2,565,869

Item 2. Controls and Procedures.

The registrant’s Chief Executive Officer, Principal Financial Officer and Treasurer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 29, 2018

Tortoise Energy Infrastructure Corporation

By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer, Principal Financial Officer and Treasurer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: October 29, 2018

Tortoise Energy Infrastructure Corporation

By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer, Principal Financial Officer and Treasurer